EXHIBIT 99.1
SUBSCRIPTION AGREEMENT
Name of Subscriber ____________________
Diamondhead Casino Corporation
1301 Seminole Boulevard, Suite 142
Largo, Florida 33770
Ladies and Gentlemen:
1. Subscription.
I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase the number of Unit(s)(as defined below) of Diamondhead Casino Corporation, a Delaware corporation (the “Company”) as stated below, on the terms and conditions described herein and in the Private Placement Memorandum of the Company dated March 1, 2010 and the Appendixes and Exhibits thereto (collectively, the “Offering Documents”), together with all supplements, if any, relating to this offering. Terms not defined herein are as defined in the Offering Documents. The purchase price per Unit is $25,000. The Minimum Offering is $250,000 and the Maximum Offering is $750,000.
THE AGGREGATE AMOUNT SUBSCRIBED FOR HEREBY IS __________ UNITS (AT $25,000 PER UNIT) FOR A PURCHASE PRICE OF $_______________.
2. Description of Units; Lock-Up.
(a) Each Unit consists of (i) a 12% interest bearing, unsecured convertible promissory note in the principal amount of Twenty-Five Thousand Dollars ($25,000) convertible into 50,000 shares of the Company’s common stock, par value $.001 (the “Note”), and (ii) a five-year warrant to purchase 50,000 shares of the Company’s common stock, par value $.001 per share (“Common Stock”) at an exercise price of $1.00 per share (the “Warrants”) (collectively, the Note and Warrant are referred to as a “Unit”). The shares issuable upon exercise of the Warrant are eligible for certain registration rights as set forth in the Warrant to Purchase Common Stock. (See Unsecured Promissory Note and Warrant to Purchase Common Stock for full terms and conditions.)
2. Purchase.
(a)	I hereby tender to the Company the following:
a)	a cash or a check or wire transfer made payable to the order of “Diamondhead Casino Corporation Escrow Account” in the amount indicated above;

b)	an executed copy of this Subscription Agreement and

c)	an executed copy of my Accredited Investor Questionnaire.
The wire transfer information is as follows:

Wachovia Bank
Largo Mall Financial Center Branch
For credit to: Diamondhead Casino Corporation Escrow Account
Account Number: XXXXXXXXXXX
Routing Number: XXXXXXXXXXX
(b) This offering will continue until the later of (a) the sale of 30 Units or (b) April 30, 2010, unless extended by us, without notice, for up to two additional 30-day periods (the “Termination Date”). Prior to the Termination Date or an initial closing of at least the Minimum Offering, whichever occurs earlier, payments delivered herewith will be held in an escrow account subject to the terms and conditions herein. If less than $250,000 of Units offered pursuant to the Offering Documents are subscribed and paid for by the Termination Date, my payment will be returned to me without interest or deduction. Upon the earlier of a closing for my subscription or completion of the offering, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company.
3. Acceptance or Rejection of Subscription.
(a) I understand and agree that the Company reserves the right to reject this subscription for the Units, in whole or in part, for any reason and at any time prior to the Closing, notwithstanding the prior receipt by me of notice of acceptance of my subscription.
(b) In the event of the rejection of this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall have no force or effect. In the event my subscription is accepted and the offering is completed, the funds specified above shall be released to the Company.
4. Closing.
The Closing of this offering may occur only after the Company has received and accepted subscriptions for at least the Minimum Offering before the Termination Date. The Units subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Units has occurred.
5. Disclosure.
Because this offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended, (hereafter “the Securities Act”), and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(2) of the Securities Act and applicable state securities laws, the Units are being sold without registration under the Securities Act. I acknowledge receipt of the Offering Documents and all related documents and represent that I have carefully reviewed and understand the Offering Documents and appendixes and exhibits. I have received all information and materials regarding the Company that I have requested.

I fully understand that the Units are speculative investments which involve a high degree of risk of the loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Units and I am qualified by my knowledge and experience to evaluate investments of this type. I have carefully considered the potential risks relating to the Company and purchase of its Units and have, in particular, reviewed each of the risks set forth in the Offering Documents. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Units.
6. Investor Representations and Warranties.
I acknowledge, represent, agree, and warrant to the Company as follows:
(a) I am aware that my investment involves a high degree of risk as disclosed in the Offering Documents and that I have carefully read the Offering Documents.
(b) I acknowledge and am aware that there is no assurance as to the future performance of the Company.
(c) I understand and acknowledges that the Notes are unsecured obligations of the Company. I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Units, including those associated with original issue discounts, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.
(d) I represent that I am purchasing the Units for my own account for investment purposes and not with a view to or for sale in connection with the distribution of the Units, the Notes, the Warrants, or the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Units have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. Furthermore, I hereby acknowledge and agree that I will not sell, transfer, pledge, encumber, give or otherwise dispose of, either publicly or privately, the Units, the Notes, or the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants. I hereby authorize the Company to place a legend denoting the restrictions on the Units that may be issued to me, as well as the Notes, Warrants, and shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants.
(e) Except as described in my Accredited Investor Questionnaire, I am not a member of the National Association of Securities Dealers, Inc. (“NASD”); I am not and have not, for a period of twelve (12) months prior to the date of this Subscription Agreement, been affiliated or associated with any company, firm, or other entity which is a member of the NASD; and I do not own any stock or other interest in any member of the NASD (other than interests acquired in open market purchases).
(f) I recognize that the Units, as an investment, involve a high degree of risk including, but not limited to, the total loss of my investment and that the Units include risks associated with the business of the Company and the Diamondhead project in particular. I believe that the investment in the Units is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.
(g) I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Offering Documents and related documents, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Units, the business and operations of the Company, and the Diamondhead project, and to obtain any additional information, to the extent reasonably available.
(h) I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.
(i) I have relied solely upon my own investigation in making a decision to invest in the Company.
(j) I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect to my investment in the Company and I have received no information (written or otherwise) from them relating to this Offering other than as set forth in the Offering Documents. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
(j) I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering, the Company, the Diamondhead project and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.
(k) I have been provided an opportunity to obtain any additional information concerning the offering, the Company, and the Diamondhead project and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(l) I am an “accredited investor” as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder. I can bear the entire economic risk of the investment in the Units for an indefinite period of time and I am knowledgeable about and experienced in investments in the equity securities of publicly traded companies. I am acquiring the Units for my own account for investment purposes only and not with a view to the resale or distribution of such securities within the meaning of the Securities Act of 1933, as amended. I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.
(m) I understand that (i) the Units and the underlying securities have not been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.
(n) I understand that (i) since neither the offer nor sale of the Units has been registered under the Securities Act or the securities laws of any state, the Units may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available, and (ii) it is not anticipated that there will be any market for the resale of the Units.
(o) I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.
(p) If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.
(q) The information contained in my Accredited Investor Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the Closing of the offering, I will furnish such revised or corrected information to the Company.
(r) I hereby acknowledge and am aware that, except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.
7. Indemnification.
I hereby agree to indemnify and hold harmless the Company and its officers, directors, stockholders, employees, agents, and counsel against any and all losses, claims, demands,

liabilities, and expenses (including reasonable attorneys’ fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Accredited Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.
8. Severability.
In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.
9. Governing Law and Jurisdiction.
The parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court of competent jurisdiction in the State of Delaware and they hereby submit to the exclusive jurisdiction of the courts of the State of Delaware with respect to any action or legal proceeding commenced by any party and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum.
10. Counterparts.
This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
11. Benefit.
This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.
12. Notices and Addresses.
All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery, or by facsimile delivery, as follows:
The Investor:	At the address and facsimile number designated on the signature page of this Subscription Agreement.

The Company:	Diamondhead Casino Corporation 1301 Seminole Boulevard, Suite 142 Largo, Florida 33770 Telephone: 727-674-0055 Facsimile: 727-674-0056

or to such other address as any of them, by written notice to the others, may designate from time to time. The transmission confirmation receipt from the sender’s facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to or from, as the case may be, the delivery in person or by facsimile.
13. Entire Agreement.
This Subscription Agreement, together with the other Offering Documents, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.
14. Section Headings.
Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.
15. Survival of Representations, Warranties and Agreements.
The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Units.
16. Receipt of Documents
In addition to this Subscription Agreement, I hereby acknowledge receipt of the following documents:
a)	Private Placement Memorandum of Diamondhead Casino Corporation dated March 1, 2010;

b)	Accredited Investor Questionnaire;

c)	Form of Convertible Promissory Note;

d)	Form of Warrant to Purchase Common Stock of Diamondhead Casino Corporation;

e)	Annual Report of Diamondhead Casino Corporation on Form 10K for the year ended December 31, 2008;

f)	Quarterly Reports of Diamondhead Casino Corporation on Form 10-Q for the periods ended March 31, 2009, June 30, 2009, and September 30, 2009;
17. Acceptance of Subscription.
The Company may accept this Subscription Agreement at any time for all or any portion of the Units subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.
17. RESIDENTS OF ALL STATES:
THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY

STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
Manner in Which Title is to be Held. (check one)
☐   Individual Ownership
☐   Community Property
☐   Joint Tenant with Right of Survivorship (both parties must sign)
☐   Partnership
☐   Tenants in common (both parties must sign)
☐   Corporation or Limited Liability Company
☐   Trust
☐   IRA or Keough
☐   Other (please indicate)
DATED: _________________________, 2010

INDIVIDUAL INVESTORS:

Signature (Individual)

Name Printed or Typed

Signature (Joint)
(All record holders must sign)

Name Printed or Typed

Address to which correspondence should be sent:

Street	Unit/Apt Number
City __________________ State _________ Zip Code __________

Home Telephone Number

Office Telephone Number

Cell Telephone Number

Email Address

Fax Number

Tax Identification or Social Security Number
ENTITY INVESTORS:

Full Name of Entity

By:

Signature
Its:

Title

Name Printed or Typed

Address to which correspondence should be sent:

Street Suite/Unit
City __________________ State _________ Zip Code __________

Office Telephone Number

Cell Telephone Number

Email Address

Fax Number

Tax Identification or Social Security Number
If Units are being subscribed for by any entity, the Certificate of Signatory on the last page must also be completed
The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

DIAMONDHEAD CASINO CORPORATION
Dated: _________________	By:
Deborah A. Vitale, President

CERTIFICATE OF SIGNATORY
(To be completed if Units are being subscribed for by an entity)

I,		, the

	(name of signatory)		(title)

of		(“Entity”), a

	(name of entity)		(type of entity)
hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Units and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.
IN WITNESS WHEREOF, I have set my hand this __________ day of _______________, 2010.

(Signature)